                                POWER OF ATTORNEY

        Know all by these presents,  that the undersigned hereby constitutes and appoints  Don A.  Turkleson,  Timothy J.  Neumann and Anne V.  Vaughan,  signing singly, the undersigned's true and lawful attorney-in-fact to:

        1.  execute for and on behalf of the undersigned,  in the  undersigned's capacity as a director  of Cheniere  Energy  Partners  GP, LLC,  the general partner of Cheniere Energy  Partners,  L.P. (the "Company"),
            Forms ID, 3, 4 and 5,  pursuant to Section  16(a) of the  Securities
            Exchange  Act of 1934  and  the  rules  thereunder,  and  Form  144, pursuant to Rule 144 under the  Securities Act of 1933 and the rules thereunder, if required; and

        2.  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
            Form 3,  Form 4, Form 5 or Form 144 and  timely  file such form with the United States  Securities and Exchange  Commission and any stock exchange or similar authority; and

        3.  take any other action of any type  whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney  shall be in such form and shall  contain such terms and
            conditions   as   such   attorney-in-fact   may   approve   in  such
            attorney-in-fact's discretion.

        The  undersigned  hereby  grants  such  attorney-in-fact  full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary  or proper to be done in the  exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue  of this  power of  attorney  and the  rights  and
powers  herein  granted.   The  undersigned   acknowledges  that  the  foregoing
attorney-in-fact, in serving in such capacity at the request of the undersigned, is not  assuming,  nor  is  the  Company  assuming,  any  of  the  undersigned's responsibilities  to comply with Section 16(a) of the Securities Exchange Act of
1934 or Rule 144 of the Securities Act of 1933.

        This Power of Attorney  shall  remain in full force and effect until the undersigned is no longer a director of the Company unless earlier revoked by the undersigned  in a signed writing  delivered to the foregoing  attorneys-in-fact;
provided,  however,  this Power of  Attorney  will expire  immediately  upon the termination of employment or consulting  arrangement of any  attorney-in-fact as
to   that   attorney-in-fact   only,   but  not  as  to  any   other   appointed
attorney-in-fact hereunder.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of September, 2008.

                                        /s/ James D. Bennett
                                        ----------------------------------------
                                        James D. Bennett